                                                                    EXHIBIT 21.1

                              ORGANIZATIONAL CHART

                                              __________________________________
                                              |                                |
                                              |  Rogers Communications Inc.(1) |
                                              |                                |
                                              __________________________________
                                                               |
                                                               |
                                                               |
                                                               |
                                                               |
                                                          100% |
                                              __________________________________
                                              |                                |
                                              |     Rogers Cable Inc.+(2)      |
                                              |                                |
                                              __________________________________
                                                               |
                                                               |
                                                               |
______________________________________________________________ |
|                                                              |
|      __________________                                 100% |
|      |     Rogers     |                     __________________________________
| 100% |  Cablesystems  |                     |                                |
|______|  Investments   |                     |          Rogers Cable          |
|      |    Inc.(2)     |                     |    Communications Inc.+(2)     |
|      __________________                     |                                |
|                                             __________________________________
|                                                              |
|      __________________                                      |
|      |     969056     |                                      |
| 100% |    Ontario     |                                  80% |
|______|   Limited(2)   |                     __________________________________
       |                |                     |                                |
       __________________                     |     Solv Signals Limited(2)    |
                                              |                                |
                                              __________________________________


NOTES: The companies that are denoted with a + form the "restricted group".

(1) British Columbia

(2) Ontario